Exhibit 21.1

Subsidiaries of Arthur J. Gallagher & Co.

In the following list of subsidiaries of Arthur J. Gallagher & Co., those companies that are indented represent subsidiaries of the corporation under which they are indented. Except for directors’ qualifying shares, 100% of the voting stock of each of the subsidiaries listed below, other than those indicated by footnote, is owned of record or beneficially by its indicated parent.

Name	State or Other Jurisdiction of Incorporation
Arthur J. Gallagher & Co.	Delaware
AJG Meadows, LLC	Delaware
Gallagher International Cash Management s.r.l.	Barbados
Gallagher Risk Group LLC	Delaware
Gallagher (Bermuda) Insurance Solutions Ltd.	Bermuda
Arthur J. Gallagher (U.S.) LLC	Delaware
Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Delaware
Arthur J. Gallagher Risk Management Services, Inc.	Illinois
Allied Claims Administration, Inc. (1)	Georgia
Housing Authorities Risk Purchasing Group, LLC	Louisiana
AJGRMS of Louisiana, LLC	Louisiana
Arthur J. Gallagher Risk Management Services (Hawaii), Inc.	Hawaii
Arthur J. Gallagher Risk Management Services of Utah, Inc.	Utah
Arthur J. Gallagher & Co. Insurance Brokers of California, Inc.	California
Charity First Insurance Services, Inc.	California
Arthur J. Gallagher Real Estate Risk Purchasing Group, LLC	California
Arthur J. Gallagher School Risk Purchasing Group, LLC	California
Arthur J. Gallagher Financial Services Professionals Risk Purchasing Group, LLC	California
Nonprofit Insurance Risk Purchasing Group, LLC	California
Artex Risk Solutions, Inc.	Delaware
Copper Mountain Assurance, Inc.	Utah
CMA Solutions, LLC	Utah
Artex Risk Solutions (USA) Inc.	Delaware
Artex Insurance (Tennessee) PCCIC, Inc.	Tennessee
Bluewater Incorporated Cell Insurance Company	Tennessee
Western Litigation, Inc.	Texas
Gallagher Mississippi Brokerage, LLC	Mississippi
Gallagher Benefit Services, Inc.	Delaware
GBS Retirement Services, Inc.	New York
GBS Insurance and Financial Services, Inc.	Delaware
GBS Administrators, Inc.	Washington
Gallagher Fiduciary Advisors, LLC	Delaware
Gallagher Voluntary Benefits, LLC	Delaware
Gallagher Bassett Services, Inc.,	Delaware
Gallagher Bassett Aires, Inc.	Illinois
MedInsights, Inc.	Delaware
Gallagher Bassett International Ltd. (UK)	England
Gallagher Bassett Insurance Services, Ltd.	England
Countrywide Accident Assistance Limited	England
Fleet Assistance Limited	England
Strata Solicitors Ltd	England
Gallagher Bassett Canada Inc.	Canada
Gallagher Bassett Services Pty Ltd.	Australia
Gallagher Bassett Services Workers Compensation Victoria Pty Ltd.	Australia
Gallagher Bassett Services NZ Pty Ltd.	Australia
Nordic Försäkring & Riskhantering AB	Sweden
Göteborgs Försäkringsmäklare Per Dahlkvist AB	Sweden
London Market AS (2)	Czech Republic
Fortress Insurance, LLC	Delaware
RIL Administrators (Guernsey) Ltd.	Guernsey
Sentinel Indemnity, LLC	Delaware
Artex Risk Solutions, Inc.	Anguilla
Trip Mate, Inc.	Kansas
JPGAC, LLC	Delaware
Bollinger, Inc.	New Jersey
Bollinger Insurance Services, Inc.	Delaware

Name	State or Other Jurisdiction of Incorporation
Risk Placement Services, Inc.	Illinois
Edwin M. Rollins Company	North Carolina
Continental Premium Finance Corporation	Georgia
Commonwealth Premium Finance Corporation	Kentucky
First Premium, Inc.	Louisiana
Premium Finance Corporation	Wisconsin
American Freedom Carriers, Inc.	Indiana
College and University Scholastic Excess Risk Purchasing Group, LLC	California
AJG Financial Services, LLC	Delaware
AJG Coal, Inc.	Delaware
HPF Investments, LLC	Delaware
Gallagher Clean Energy, LLC	Delaware
Gallagher Holdings Bermuda Company Limited	Bermuda
MG Advanced Coal Technologies-1, LLC	Delaware
Advanced Energy Systems, LLC (3)	Delaware
AJG RCF LLC	Delaware
Arthur J. Gallagher Service Company, LLC	Delaware
Gallagher Corporate Services, LLC	Delaware
Arthur J. Gallagher & Co. (Illinois)	Illinois
Gallagher Mauritius Holdings	Mauritius
Gallagher Service Center LLP	India
Arthur J. Gallagher & Co. (Canada) Ltd	Delaware
AJG Canada ULC	Canada
AJG North America ULC	Canada
Gallagher Benefit Services (Canada) Group Inc.	Canada
Arthur J. Gallagher (Canada) Group (4)	Canada
Gallagher Energy Risk Services Inc.	Canada
Arthur J. Gallagher Group Quebec ULC	Canada
Arthur J. Gallagher Canada Limited (5)	Canada
Cintran Claims Canada Limited	Canada
Pen Underwriting Canada Limited	Canada
GPL Assurance Inc.	Canada
Gallagher Benefit Services (Holdings) Ltd	England
Risk & Reward Group (Holdings) Limited	England
Gallagher Risk & Reward Limited	England
Gallagher Communications Limited	England
Orb Financial Services Limited	England
Argentis Financial Group Limited	England
Kingston Smith Financial Advisors (6)	England
Kingston Smith Financial Services Ltd	England
Argentis Financial Management Limited	England
Argentis Wealth Management Ltd	England
Argentis Mortgages Ltd	England
Argentis Financial Services Ltd	England
Agrentis Investment Ltd	England
Gatehouse Consulting Limited	England
Total Rewards Group Limited	England
Total Reward Careers Limited	England
Total Reward Academy Limited	England
Reward Management Limited	England
Arthur J. Gallagher & Co. (Bermuda) Limited	Bermuda
Arthur J. Gallagher Management (Bermuda) Limited	Bermuda
Artex Risk Solutions (Cayman) Limited	Cayman Islands
Atrex Insurance (Cayman) SPC Limited	Cayman Islands
SEG Insurance Ltd (7)	Bermuda
Artex Intermediaries, Ltd	Bermuda
Artex Risk Solutions (Bermuda) Ltd	Bermuda
Artex (SAC) Limited	Bermuda
Protected Insurance Company	Bermuda
Arthur J. Gallagher Latin America, LLC	Illinois

Name	State or Other Jurisdiction of Incorporation
Arthur J. Gallagher (Bermuda) Holding Partnership (8)	Bermuda
CGM Gallagher Group Ltd (9)	St. Lucia
Mecacem Insurance SPC Ltd	Cayman Islands
CGM Gallagher Insurance Brokers Ltd	Barbados
CGM Gallagher Insurance Brokers Jamaica Ltd	Jamaica
CGM Gallagher Insurance Brokers St. Lucia Ltd	St. Lucia
CGM Gallagher Insurance Brokers St. Vincent Ltd	St. Vincent
CGM Gallagher Insurance Brokers St. Kitts & Nevis Ltd	St. Kitts & Nevis
Muf Investments S.a.r.l. (10)	Luxembourg
Arthur J. Gallagher Chile Corredores de Reaseguros, S.A. (11)	Chile
AJG Holding (Chile) SpA. (11)	Chile
Arthur J. Gallagher Solutions Corredores de Seguros S.A. (12)	Chile
Arthur J. Gallagher Corredores de Seguros S.A. (12)	Chile
Brim AB (13)	Sweden
Arthur J Gallagher (Norway) Holdings	Norway
Bergvall Marine A.S.	Norway
Gallagher Colombia (UK) Limited (14)	England
Gallagher RE Colombia Ltda Corredores de Reaseguros	Colombia
Gallagher Consulting Ltda	Colombia
Arthur J. Gallagher Corredores de Seguros S.A. (15)	Colombia
Gallagher JAO Corredores de Reaseguros~~,~~ S.A. (16)	Peru
Arthur J. Gallagher Peru Corredores de Seguros S.A. (17)	Peru
Arthur J. Gallagher Asesoria S.A.	Peru
Artex Risk Solutions (International) Ltd	Guernsey
Artex Risk Solutions(Holdings) Limited	Guernsey
Quest Holdings (Gibraltar) Limited	Gibraltar
Quest Insurance Management (Gibraltar) Limited	Gibraltar
Quest Corporate Services Limited	Gibraltar
Artex Risk Solutions (Guernsey) Limited	Guernsey
Artex Insurance ICC Limited	Guernsey
Harlequin Insurance PCC Limited	Guernsey
Mannequin Insurance PCC Limited	Guernsey
Artex Risk Solutions (Malta) Limited	Malta
Artex Corporate Services (Malta) Limited	Malta
Artex Risk Solutions (Gibraltar) Limited	Gibraltar
Artex Corporate Services (Gibraltar) Limited	Gibraltar
Artex Risk Solutions (UK) Limited	England
Artex Risk Solutions (Guernsey) No. 2 Limited	Guernsey
Artex Insurance (Guernsey) PCC Limited	Guernsey
Hexagon Insurance PCC Limited	Guernsey
Septagon Insurance PCC Limited	Guernsey
Axe Insurance PCC Limited	Guernsey
Hexagon ICC Limited	Guernsey
Pastel Holdings Pty Limited	Australia
GBS (Australia) Holdings Pty Ltd	Australia
Gallagher Benefit Services Pty Ltd	Australia
Complete Financial Balance Pty Ltd	Australia
Pastel Purchaser Pty Limited	Australia
Elantis Premium Funding Limited	Australia
OAMPS Ltd.	Australia
Gallagher Risk Placements Pty Ltd	Australia
Arthur J. Gallagher (Life Solutions) Ltd	Australia
Arthur J. Gallagher & Co. (AUS) Ltd	Australia
Strathern Integration Holdco Pty Ltd	Australia
Kingspark Enterprises Pty Ltd	Australia
Instrat Integration Holdco Pty Ltd	Australia
Instrat Financial Services Pty Ltd	Australia
Go Get Insurance Pty Ltd	Australia
Instrat Insurance Brokers Ltd	Australia
Insurance Markets and Rewards (IMAR) Pty Ltd	Australia
Blue Integration Holdco Pty Ltd	Australia
Arthur J. Gallagher (1) Pty Ltd	Australia
Arthur J. Gallagher (3) Pty Ltd	Australia
Arthur J. Gallagher (4) Pty Ltd	Australia

Name	State or Other Jurisdiction of Incorporation
Strathern Insurance Group Pty Ltd	Australia
Strathern Unit Trust	Australia
Insure Pty Ltd	Australia
Strathearn Insurance Brokers (Qld) Trading Trust	Australia
Secure Enterprises Pty Ltd	Australia
Parkstar Enterprises Pty Ltd	Australia
ZIB Group Holdings Company Limited	Australia
ZIB Holdings Pty Limited	Australia
ZIB Trust	Australia
ZIB Insurance Brokers Holdings Limited	Australia
OMP Insurance Brokers Limited	Australia
OAMPS Gault Armstrong Pty Ltd	Australia
Bakop Pty Ltd	Australia
Gault Armstrong Kemble Pty Ltd	Australia
Gault Armstrong SARL	New Caledonia
Arthur J. Gallagher Australasia Holdings Pty Ltd. (18)	Australia
Pen Underwriting Group Pty. Ltd.	Australia
Arthur J. Gallagher Reinsurance Australasia Pty Ltd	Australia
Arthur J. Gallagher (Aus) Pty Ltd	Australia
Specialised Broking Associates Pty Ltd	Australia
IIN Australia Pty Ltd	Australia
InsSync Group Pty Ltd	Australia
Pen Underwriting Pty Ltd	Australia
Pastel Holding (NZ) Company	New Zealand
Pastel Purchaser (NZ) Limited	New Zealand
Mike Henry Insurance Brokers Ltd.	Australia
Mike Henry Insurance Funding Ltd	Australia
Arthur J. Gallagher Broking (NZ) Limited	New Zealand
Elantis Premium Funding (NZ) Limited	New Zealand
Crombie Lockwood (NZ) Limited	New Zealand
Fraser MacAndrew Ryan Limited	New Zealand
Monument Premium Funding Limited	New Zealand
Monument Insurance (NZ) Limited	New Zealand
Offshore Market Placements Limited	New Zealand
PhilPacific Insurance Brokers and Managers, Inc. (19)	Philippines
Arthur J. Gallagher (Singapore) Pte Ltd	Singapore
Arthur J. Gallagher Holdings (UK) Limited	England
Gallagher Holdings (UK) Limited	England
Arthur J. Gallagher Services (UK) Ltd	England
Arthur J. Gallagher (UK) Limited	England
Risk Management Partners Limited	England
Alesco Risk Management Services Limited	England
Pen Underwriting Limited	England
Contego Underwriting Limited	England
Zenor Limited	England
Capsicum Reinsurance Brokers LLP (20)	England
Capsicum Reinsurance Brokers No. 1 LLP (21)	England
Capsicum Reinsurance Brokers No. 2 LLP (21)	England
Capsicum Reinsurance Brokers No. 3 LLP (21)	England
Capsicum Reinsurance Brokers Bermuda Limited	Bermuda
Capsicum Reinsurance Brokers No. 4 LLP (21)	England
Capsicum Reinsurance Brokers No. 5 LLP (21)	England
Capsicum Reinsurance Brokers No. 6 LLP (21)	England
Capsicum Reinsurance Brokers No. 7 LLP (21)	England
Capsicum Re Latin America Ltda	Brazil
Capsicum Reinsurance Brokers Miami, Inc.	Delaware
Capsicum Reinsurance Brokers No. 8 LLP (21)	England
Capsicum Reinsurance Brokers No. 9 LLP (21)	England
Capsicum Reinsurance Brokers No. 10 LLP (21)	England
Capsicum Reinsurance Brokers No. 11 LLP (21)	England
HLG Holdings Limited	England
Friary Internmediate Limited	England
Acumus Interco Limited	England
Acumus Holdings Limited	England
Arthur J. Gallagher Housing Limited (22)	England

Name	State or Other Jurisdiction of Incorporation
Heath Lambert Limited	England
Gallagher Benefits Consulting Limited	England
Heath Lambert Overseas Limited	England
Lambert Fenchurch Overseas Limited	England
Fenchurch Faris Limited	England
Heath Insurance Broking Limited	England
Gallagher Holdings Three (UK) Limited	England
Insurance Dialogue Limited	England
Blenheim Park Ltd	England
Blenheim Park Services Limited	England
Property and Commercial Limited	England
Belmont Insurance Holdings Limited	England
Belmont International Limited	England
Rio 587 Limited	England
Rio 588 Limited	England
Quillco 226 Limited	Scotland
Quillco 227 Limited	Scotland
Ink Underwriting Agencies Limited	England
Giles Holdings Limited	Scotland
RA Rossborough (Insurance Brokers) Ltd	Jersey
Rossborough Insurance Services, Ltd. (Jersey)	Jersey
Rossborough Insurance (IOM) Ltd.	Isle of Man
Rossborough Healthcare International Ltd	Guernsey
RA Rossborough Guernsey Ltd.	Guernsey
Arthur J. Gallagher Insurance Brokers Limited (23)	Scotland
Igloo Insurance PCC Limited	Guernsey
Gallagher Holdings Four (UK) Limited	England
OAMPS (UK) Limited	England
OAMPS Special Risks Ltd	England
Evolution Underwriting Group Limited	England
Evolution Underwriting Limited	England
Evolution Risk Services Limited	England
Evolution Technology Services Limited	England
Oval Limited	England
Oval Healthcare Limited	England
Oval Management Services Limited	England
Oval Insurance Broking Limited	England
Ward Mitchell Holdings Limited	England

Notes

(1)	50% owned by an unrelated party.
(2)	60% held by unrelated parties.
(3)	15% of the Membership Interests of this subsidiary is owned by an unrelated party.
(4)	99% owned by AJG North America ULC and 1% by AJG Canada ULC.
(5)	93.6% owned by Arthur J. Gallagher & Co. and 6.4% owned by management.
(6)	50% owned by Argentis Financial Group Ltd.
(7)	76% of the Common Stock of this subsidiary is owned by two third parties.
(8)	Arthur J. Gallagher & Co (Canada) Ltd is an equal partner in the Bermuda partnership.
(9)	The Partnership owns 80% of CGM Gallagher Group Ltd.
(10)	Holds 21.3% ownership interest in Casanueva Perez S.A.P. de C.V. (Grupo CP).
(11)	22% owned by management.
(12)	20% owned by management.
(13)	15% owned by management.
(14)	30% owned by management.
(15)	6% owned by management.
(17)	63.86% owned by Arthur J. Gallagher (Bermuda) Holdings Partnership; remainder owned by Grupo C.P. and management.
(16)	60% owned by Arthur J. Gallagher (Bermuda) Holdings Partnership; remainder owned by Grupo C.P. and management.
(18)	Holds 49% interest in Imantras (software development company).
(19)	33.34% owned by Arthur J. Gallagher (Bermuda) Holdings Partnership; remainder owned by management.
(20)	67% owned by management.
(21)	40% owned by management.
(22)	22.5% owned by Friary Intermediate Ltd.
(23)	51% owned by Rio 588 Ltd. and 49% owned by Giles Holding.